                     PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of December 3, 1999, is entered into between GREENFIELD ONLINE, INC., a Connecticut corporation ("Grantor"), which has a mailing address at 15 River Road, Suite 310, Wilton, Connecticut 06897, and GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation ("Greyrock"), which has a mailing address at 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024.

                                    RECITALS

     A. Grantor and Greyrock are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

     B. Grantor is the owner of certain intellectual property, identified below, in which Grantor is granting a security interest to Greyrock.

     NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

     1.1 Definitions. The following terms, as used in this Agreement, have the following meanings:

          "Code" means the California Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

          "Collateral" means all of the following, whether now owned or hereafter acquired:

               (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

               (ii) Each of the patents and patent applications which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

               (iii) All of Grantor's right to the trademarks and trademark registrations listed on Exhibit A attached hereto, as the same may be updated hereafter from time to time;

               (iv) All of Grantor's right, title, and interest, in and to the patents and patent applications listed on Exhibit B attached hereto, as the same may be updated hereafter from time to time;

               (v) All of Grantor's right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Greyrock for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

               (vi) All of Grantor's right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Grantor or in the name of Greyrock for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

               (vii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

               (viii) All general intangibles relating to the foregoing and all other intangible intellectual or other similar property of the Grantor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

               (ix) All products and proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

          "Obligations" means all obligations, liabilities, and indebtedness of Grantor to Greyrock, whether direct, indirect, liquidated, or contingent, and whether arising under this Agreement, the Loan Agreement, any other of the Loan Documents, or otherwise, including all costs and expenses described in Section 9.8 hereof.

     1.2 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Greyrock or Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Grantor, Greyrock, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Greyrock and Grantor. Headings have been set forth herein for convenience only, and shall not be used in the construction of this Agreement.

2. GRANT OF SECURITY INTEREST.

     To secure the complete and timely payment and performance of all Obligations, and without limiting any other security interest Grantor has granted to Greyrock, Grantor hereby grants, assigns, and conveys to Greyrock a security interest in Grantor's entire right, title, and interest in and to the Collateral.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Grantor hereby represents, warrants, and covenants that:

     3.1 Trademarks; Patents. A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A; and a true and complete schedule setting forth all patent and patent applications owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B.

     3.2 Validity; Enforceability. Each of the patents and trademarks is valid and enforceable, and, except for those listed on Schedule 3.2, Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the patents or trademarks are invalid or unenforceable, or that the use of any patents or trademarks violates the rights of any third person, or of any basis for any such claims.

     3.3 Title. Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, trademarks, and trademark registrations, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, shop rights, and covenants by Grantor not to sue third persons. Notwithstanding the foregoing, Grantor represents to Greyrock that it is in the process of assigning its trademark application for "GREENFIELD ONLINE", #75-649,707, to Greenfield Consulting Group, Inc. Grantor will receive a license back from Greenfield Consulting Group granting Grantor an exclusive, perpetual, worldwide royalty free, fully paid license to use the mark. Greyrock hereby consents to such assignment and license.

     3.4 Notice. Grantor has used and will continue to use proper statutory notice in connection with its use of each of the patents and trademarks.

     3.5 Quality. Grantor has used and will continue to use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the trademarks.

     3.6 Perfection of Security Interest. Except for the filing of financing statements in the appropriate governmental offices and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by Greyrock of its rights hereunder to the Collateral in the United States.



4. AFTER-ACQUIRED PATENT OR TRADEMARK RIGHTS.

     If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Greyrock with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Grantor shall bear any expenses incurred in connection with future patent applications or trademark registrations. Without limiting Grantor's obligation under this
Section 4, Grantor authorizes Greyrock to modify this Agreement by amending Exhibits A or B to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Exhibits A or B shall in any way affect, invalidate or detract from Greyrock's continuing security interest in all Collateral, whether or not listed on Exhibit A or B.

5. LITIGATION AND PROCEEDINGS.

     Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to Greyrock any information with respect thereto requested by Greyrock. Greyrock shall provide at Grantor's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following Grantor's becoming aware thereof, Grantor shall notify Greyrock of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding Grantor's claim of ownership in any of the patents or trademarks, its right to apply for the same, or its right to keep and maintain such patent or trademark rights.

6. POWER OF ATTORNEY.

     Grantor hereby appoints Greyrock as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) file this Agreement (or an abstract hereof) or any other document describing Greyrock's interest in the Collateral with the United States Patent and Trademark Office; (b) execute any modification of this Agreement pursuant to Section 4 of this Agreement; (c) take any action and execute any instrument which Greyrock may deem necessary or advisable to accomplish the purposes of this Agreement; and (d) following an Event of Default (as defined in the Loan Agreement), (i) endorse Grantor's name on all applications, documents, papers and instruments necessary for Greyrock to use or maintain the Collateral; (ii) ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; (iii) file any claims or take any action or institute any proceedings that Greyrock may deem necessary or desirable for the collection of any of the Collateral or otherwise enforce Greyrock's rights with respect to any of the Collateral, and (iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

7. RIGHT TO INSPECT.

     Grantor grants to Greyrock and its employees and agents the right to visit Grantor's plants and facilities which manufacture, inspect, or store products sold under any of the patents or trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

8. SPECIFIC REMEDIES.

     Upon the occurrence of any Event of Default (as defined in the Loan Agreement), Greyrock shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following:

     8.1 Notification. Greyrock may notify licensees to make royalty payments on license agreements directly to Greyrock;

     8.2 Sale. Greyrock may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as Greyrock deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Grantor five (5) days prior to such disposition. Grantor shall be credited with the net proceeds of such sale only when they are actually received by Greyrock, and Grantor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, Greyrock shall also give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held. To the maximum extent permitted by applicable law, Greyrock may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by Greyrock at such sale.

9. GENERAL PROVISIONS.

     9.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Grantor and Greyrock.

     9.2 Notices. Except to the extent otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the notice provisions of the Loan Agreement.

     9.3 No Waiver. No course of dealing between Grantor and Greyrock, nor any failure to exercise nor any delay in exercising, on the part of Greyrock, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Greyrock shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Greyrock.

     9.4 Rights Are Cumulative. All of Greyrock's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

     9.5 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of Greyrock, except as specifically permitted hereby.

     9.6 Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

     9.7 Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 4 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Greyrock greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Greyrock under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

     9.8 Fees and Expenses. Grantor shall pay to Greyrock on demand all costs and expenses that Greyrock pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including: (a) reasonable attorneys' and paralegals' fees and disbursements of counsel to Greyrock; (b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (c) costs and expenses of lien and title searches; (d) taxes, fees, and other charges for filing this Agreement at the United States Patent and Trademark Office, or for filing financing statements, and continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (e) sums paid or incurred to pay any amount or take any action required of Grantor under this Agreement that Grantor fails to pay or take; (f) costs and expenses of preserving and protecting the Collateral; and (g) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Greyrock arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of such attorneys' and paralegals' fees and costs is intended to survive any judgment, and is not to be deemed merged into any judgment.

     9.9 Indemnity. Grantor shall protect, defend, indemnify, and hold harmless Greyrock and Greyrock's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on Greyrock relating to the matters in this Agreement.

     9.10 Further Assurances. At Greyrock's request, Grantor shall execute and deliver to Greyrock any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate Greyrock's security interests in the Collateral.

     9.11 Release. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, Greyrock shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate Greyrock's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Greyrock pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to Greyrock could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     9.12 Governing Law. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California, excluding its conflict of law rules to the extent such rules would apply the law of another jurisdiction, and the United States. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California or, at the sole option of Greyrock, in any other court in which Greyrock shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. each of Grantor and Greyrock waives, to the extent permitted under applicable law, any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

     9.13 Waiver of Right to Jury Trial. GREYROCK AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND GRANTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

GREYROCK CAPITAL, a Division of Banc        GREENFIELD ONLINE, INC.
of America Commercial Finance Corporation


By /s/ Stephanie Weil                   By /s/
   --------------------                    ------------------------------------
   Title Vice President                    Title Rudy Nadilo, President and CEO

STATE OF CONNECTICUT )
                     ) Wilton
COUNTY OF FAIRFIELD  )


On December 3, 1999 , before me, Jonathan A. Flatow, Commissioner of the Superior Court, personally appeared Rudy Nadilo, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature /s/
          ----------------------------------
          Commissioner of the Superior Court

                                   Exhibit "A"

                              REGISTERED TRADEMARKS


                                   Exhibit "A"

                        REGISTERED AND PENDING TRADEMARKS


                             GREENFIELD ONLINE, INC.

            U.S TRADEMARK/SERVICE MARK STATUS REPORT - March 2, 2000

===========================================================================================================================
Trademark / Service   T & T        Type of        Serial      Amendment to    Review by       Publication     Notice of
        Mark           Search     Trademark       Number       Allege Use     Trademark          Date        Allowance/
                                 Application                                  Examiner/                      Opposition
                                                                             Approved for
                                                                             Publication
---------------------------------------------------------------------------------------------------------------------------
FIELDSOURCE              ---     ITU filed      75-255,969                   Approved for      9/29/98        Allowance
                                 3/12/97                                     Publication                      issued
                                                                                                              12/22/98




---------------------------------------------------------------------------------------------------------------------------

RESEARCH REVOLUTION      ---     ITU filed      75-415,639                   Approved for      12/8/98       Allowance
                                 1/9/98                                      Publication                     issued 3/2/99





---------------------------------------------------------------------------------------------------------------------------

========================================================================================================
   Request for         Statement    Registration   Section 8 Use    Section 15 Aff.    Section 9 Renewal
Extension of Time        of Use      Certificate     Aff. (5-6     (Incontestability)      (10 yr.)
to File Statement                                      yrs.)           (5 yrs.)          (6 mos. from
      of Use                            (R)                                               expiration)

--------------------------------------------------------------------------------------------------------
  First Extension     SOU Accepted   Registered -  Must filess. 8/15 Affidavit         Must filess. 9
  Granted                            Principal     between 6/15/04-6/15/05             Renewal between
                                     Register                                          12/15/08-6/15/09-
  MUST FILE SOU OR                   6/15/99              DOCKETED
  SECOND EXTENSION                   #2,254,105                                            DOCKETED
  BY 12/22/99

  DOCKETED
--------------------------------------------------------------------------------------------------------

  First Extension     SOU and        Registered -   Must filess. 8/15 Affidavit         Must filess. 9
  Granted             Extension      Principal      between 8/3/04-8/3/05              Renewal between
                      filed 4/9/99   Register                                          2/3/09-8/3/09
  MUST FILE SOU OR                   8/3/99         DOCKETED
  EXTENSION BY                       #2,267,753                                        DOCKETED
  3/2/00

  DOCKETED
--------------------------------------------------------------------------------------------------------


===========================================================================================================================
Trademark / Service   T & T        Type of        Serial      Amendment to    Review by       Publication     Notice of
        Mark           Search     Trademark       Number       Allege Use     Trademark          Date        Allowance/
                                 Application                                  Examiner/                      Opposition
                                                                             Approved for
                                                                             Publication
---------------------------------------------------------------------------------------------------------------------------
DIGITAL VOTER             Y      ITU filed      75-591,529                   Office
                                 10/30/98                                    Action
                                                                             No. 1 issued
                                                                             4/13/99

                                                                             MUST FILE
                                                                             RESPONSE BY
                                                                             10/13/99

                                                                             DOCKETED

                                                                             Response filed
                                                                             10/8/99
---------------------------------------------------------------------------------------------------------------------------

DIGITAL CONSUMER          N      USE filed      75-665,715
                                 3/22/99
---------------------------------------------------------------------------------------------------------------------------

DIGITAL OPINION           Y      Search
                                 review
                                 pending
---------------------------------------------------------------------------------------------------------------------------

FOCUSCHAT((TM))          ---    ITU filed       75-415,643                   Approved for      12/15/98       Notice of
                                 1/9/98                                      Publication                      Opposition
                                                                                                               filed by
                                                                                                              Information
                                                                                                                Builders,
                                                                                                              Inc. 2/17/99

                                                                                                               MUST FILE
                                                                                                               ANSWER BY
                                                                                                                3/27/99

                                                                                                              Answer filed
                                                                                                                3/18/99
---------------------------------------------------------------------------------------------------------------------------

FOCUSCHAT(SM)            ---     USE filed      75-686,274
                                 4/14/99
---------------------------------------------------------------------------------------------------------------------------


========================================================================================================
   Request for         Statement    Registration   Section 8 Use    Section 15 Aff.    Section 9 Renewal
Extension of Time        of Use      Certificate     Aff. (5-6     (Incontestability)      (10 yr.)
to File Statement                                      yrs.)           (5 yrs.)          (6 mos. from
      of Use                            (R)                                               expiration)

--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------


                                      Notice of Abandonment issued 7/1/99




--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------


===========================================================================================================================
Trademark / Service   T & T        Type of        Serial      Amendment to    Review by       Publication     Notice of
        Mark           Search     Trademark       Number       Allege Use     Trademark          Date        Allowance/
                                 Application                                  Examiner/                      Opposition
                                                                             Approved for
                                                                             Publication
---------------------------------------------------------------------------------------------------------------------------
GREENFIELD ONLINE        ---     USE filed      75-694,707
                                 4/30/99
---------------------------------------------------------------------------------------------------------------------------

GO SHOP                   Y      ITU filed      75-767,511
                                 8//4/99
---------------------------------------------------------------------------------------------------------------------------

INTERACTIVE INSIGHTS      Y      ITU filed      75-541,778                   Non-Final
                                 8/24/98                                     Office Action
                                                                             issued 5/14/99

                                                                             MUST RESPOND BY
                                                                             11/14/99

                                                                             DOCKETED
---------------------------------------------------------------------------------------------------------------------------

INTERCONNECT              Y      ITU filed      75-657,504
                                 3/10/99
---------------------------------------------------------------------------------------------------------------------------

MINDSTORM ((TM))         ---     ITU filed      75-521,238                   Examiner's
                                 7/17/98                                     Amendment
                                                                             issued 4/9/99
---------------------------------------------------------------------------------------------------------------------------

MINDSTORM (SM)           ---     ITU filed      75-682,551                   Examiner's
                                 7/17/98                                     Amendment 4/9/99
---------------------------------------------------------------------------------------------------------------------------

NETTAP                   ---     ITU filed      75-415,642                   Approved for      12/15/98       Allowance
                                 1/9/98                                      Publication                      issued 3/9/99



---------------------------------------------------------------------------------------------------------------------------

NETCATCH                 ---     ITU filed      75-415,641                   Approved for      12/8/98        Allowance
                                 1/9/98                                      Publication                      issued 3/2/99



---------------------------------------------------------------------------------------------------------------------------

========================================================================================================
   Request for         Statement    Registration   Section 8 Use    Section 15 Aff.    Section 9 Renewal
Extension of Time        of Use      Certificate     Aff. (5-6     (Incontestability)      (10 yr.)
to File Statement                                      yrs.)           (5 yrs.)          (6 mos. from
      of Use                            (R)                                               expiration)

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------

  Must file SOU or    SOU and
  Extension by        Extension
  9/9/99              filed
                      8/26/99
  DOCKETED
--------------------------------------------------------------------------------------------------------

  Must file SOU or                             Express Abandonment filed 4/8/99
  Extension by
  9/2/99

  DOCKETED
--------------------------------------------------------------------------------------------------------

===========================================================================================================================
Trademark / Service   T & T        Type of        Serial      Amendment to    Review by       Publication     Notice of
        Mark           Search     Trademark       Number       Allege Use     Trademark          Date        Allowance/
                                 Application                                  Examiner/                      Opposition
                                                                             Approved for
                                                                             Publication
---------------------------------------------------------------------------------------------------------------------------
NETREACH                 ---     ITU filed      75-415,640                   Approved for      12/8/98        Allowance
                                 1/9/98                                      Publication                      issued 3/2/99



---------------------------------------------------------------------------------------------------------------------------

QUICKTAKE                 Y      ITU filed      75-727,729
                                 6/14/99
---------------------------------------------------------------------------------------------------------------------------

QUICKTAKE.COM            ---     ITU filed      75-786,075
                                 8/26/99
---------------------------------------------------------------------------------------------------------------------------

QUICKTAKE IT!            ---     ITU filed      75-786,076
                                 8/26/99
---------------------------------------------------------------------------------------------------------------------------

LOGO (QuickTake)         ---     ITU filed      75-809,109
                                 9/24/99
---------------------------------------------------------------------------------------------------------------------------

THE ONLINE THINK          Y      ITU filed      75-661,511
TANK                             3/16/99
---------------------------------------------------------------------------------------------------------------------------

TRADESHOW TRACKER         Y      ITU filed      75-568,365
                                 10/9/98
---------------------------------------------------------------------------------------------------------------------------

VETS & PETS               Y      ITU filed      75-618,700
SYNDICATED SERVICES              1/11/99
---------------------------------------------------------------------------------------------------------------------------

KNOW TODAY WHAT           Y      ITU filed
YOUR CUSTOMERS NEED              11/19/99
TOMORRROW
---------------------------------------------------------------------------------------------------------------------------

HOW SOON DO YOU           Y      ITU filed
NEED TO KNOW?                    11/19/99
---------------------------------------------------------------------------------------------------------------------------

========================================================================================================
   Request for         Statement    Registration   Section 8 Use    Section 15 Aff.    Section 9 Renewal
Extension of Time        of Use      Certificate     Aff. (5-6     (Incontestability)      (10 yr.)
to File Statement                                      yrs.)           (5 yrs.)          (6 mos. from
      of Use                            (R)                                               expiration)

--------------------------------------------------------------------------------------------------------
  Must file SOU or    SOU           Registered     Must file 8/15 Affidavit between   Must file 8/9
  Extension by        accepted      Principal      11/9/04 - 11/9/05                  Renewal between
  9/2/99              10/1/99       Register                                          5/9/09 - 11/9/09
                                    11/9/09        DOCKETED
  DOCKETED                          #2,291,510                                        DOCKETED
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------

                               PENDING TRADEMARKS

                                   Exhibit "B"


                                     PATENTS

                                     [NONE]




                               PATENT APPLICATIONS


Description                Filing Date               Serial No.                 Name of Inventor
-----------                -----------               ----------                 ----------------


Docket Name:
GRNFLD-001XX

Title:
SYSTEM AND METHOD FOR CONDUCTING FOCUS GROUPS USING REMOTELY LOCATED PARTICIPANTS OVER A COMPUTER NETWORK


Filing Date:          Serial Number:        Status:              Patent No:            Issue Date:
----------------      --------------        -------              ----------            -----------
January 22, 1999      09/236,143            pending              **                    **
--------------------------------------------------------------------------------------------------

Docket Name:
GRNFLD-002XX

Title:
System and Method for Conducting Interactive Market Research Inquiries Utilizing Remotely Located Participants Interconnected Over a Computer Network


Filing Date:          Serial Number:        Status:              Patent No:            Issue Date:
----------------      --------------        -------              ----------            -----------
May 18, 1999          09/314,085            pending              **                    **
--------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.2

By Complaint dated August 6, 1999 and Amended on September 23, 1999, and filed in the U.S. District Court for the Western District of New York, Harris Interactive, Inc., filed a 5 count complaint against Greenfield Online, Inc. The Amended Complaint seeks to have Greenfield Online, Inc's Service Mark "Research Revolution"#2,267,753 cancelled and seeks a declaratory judgment that Harris Interactive is not infringing the mark (Count One), seeks monetary damages for alleged defamatory statements made by an officer of Greenfield Online concerning Harris Interactive's business practices (Count Two), seeks monetary damages for allegedly disparaging remarks made by a Greenfield Online Officer concerning Harris Interactive's business practices (Count Three), seeks monetary damages for Greenfield Online's allegely intention interference with contractual relationships (Count Four) and seeks monetary damages for Greenfield Online's allegedly unfair competition. The Company has answered the Amended Complaint and has filed defenses and intends to proscute its defense vigorously.